UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 12, 2007

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01.	Other Events.

In connection with the proposed merger between Valera Pharmaceuticals, Inc. (NASDAQ: VLRX) and Indevus Pharmaceuticals, Inc. (NASDAQ: IDEV), on April 12, 2007, Valera and Indevus issued a joint press release announcing the determination of the 25 day volume weighted average of the closing prices (the “25-day VWAP”) of Indevus’ common stock on The Nasdaq Global Market used in calculating the exchange ratio in connection with the merger. The 25-trading day VWAP for the period March 6, 2007 through April 10, 2007 was calculated to be $6.836. Thus, the exchange ratio for the transaction is 1.1337 shares of Indevus common stock for each share of Valera common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	Press Release issued April 12, 2007.

Proposed Valera-Indevus Merger

Indevus and Valera jointly announced on December 12, 2006, that they had entered into a definitive agreement under which Indevus will acquire Valera in a stock-for-stock transaction valued at approximately $120 million. The merger has been approved by the boards of directors of both companies and is expected to be completed on or around April 17, 2007. Closing of the merger is subject to approval of Valera’s stockholders, approval of Indevus’ stockholders, and other customary closing conditions. Valera will hold a special meeting of stockholders to consider and vote on a proposal to approve the merger. Valera has mailed the definitive proxy statement and other related materials to its stockholders of record as of March 12, 2007, in connection with this meeting. The meeting is scheduled for April 17, 2007, and if approved by stockholders the merger is expected to close on or about April 17, 2007. The delisting will become effective on the closing date.

Additional Merger Information and Where to Find It

In connection with the merger between Valera and Indevus, Indevus filed a registration statement on Form S-4 with the SEC on January 29, 2007, containing a preliminary joint proxy statement/prospectus and other relevant materials. Indevus filed a joint proxy statement/prospectus with the SEC on March 13, 2007. This final joint proxy statement/prospectus was mailed on or about March 14, 2007 to the stockholders of Valera and Indevus seeking their approval for the transaction. INVESTORS AND SECURITY HOLDERS OF VALERA AND INDEVUS ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALERA, INDEVUS AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Valera or Indevus with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, MA 02421-7966, Attn: Investor Relations.

Participants in the Merger Solicitation

Valera, Indevus and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Valera and Indevus in favor of the merger. Information regarding Valera’s directors and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 22, 2007. Information about the executive officers and directors of Indevus and their ownership of Indevus common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006, as amended by the Annual Report on Form 10-K/A filed with the SEC on January 26, 2007, Indevus’ Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006, which was filed with the SEC on February 8, 2007, and the proxy statement for Indevus’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on January 29, 2007. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Valera, Indevus and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger.

About Valera Pharmaceuticals

Valera Pharmaceuticals is a specialty pharmaceutical company focused on developing, acquiring, and commercializing products to treat urology and endocrinology diseases and disorders. Utilizing its innovative Hydron technology, Valera is developing soft, compact and flexible hydrogel-based implants which can be designed to release therapeutic agents at a controlled rate for up to twelve months. VANTAS®, a patent protected once-per-year implant currently marketed by Valera for the palliative treatment of advanced prostate cancer, employs this drug delivery technology. A second product, SUPPRELIN®-LA is a twelve-month implant currently under review by the FDA for the treatment of central precocious puberty. Additional information about Valera Pharmaceuticals is available at: http:// www.valerapharma.com.

About Indevus Pharmaceuticals

Indevus is a biopharmaceutical company engaged in the acquisition, development and commercialization of products to treat urological, gynecological and men’s health conditions. The Company’s marketed products include SANCTURA® for overactive bladder and DELATESTRYL® to treat male hypogonadism. The compounds in development include SANCTURA XR™, the once-daily formulation of SANCTURA, NEBIDO® for male hypogonadism, PRO 2000 for the prevention of infection by HIV and other sexually-transmitted pathogens, IP 751 is for interstitial cystitis, pagoclone for stuttering, and aminocandin, which the Company recently out-licensed to Novexel.

Patients who have urinary retention, gastric retention, uncontrolled narrow-angle glaucoma or hypersensitivity to SANCTURA should not use SANCTURA. DELATESTRYL is contraindicated in men with carcinomas of the breast or with known or suspected carcinomas of the prostate.

This press release contains forward-looking statements that are not historical facts but rather are based on current expectations, estimates and projections about Valera’s industry, beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” and variations of these words and similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Valera’s control, are difficult to predict and could cause actual results to differ materially from those expressed, implied or forecasted in the forward-looking statements. In addition, the forward-looking events discussed in this press release might not occur. These risks and uncertainties include, among others, those described in “Risk Factors” contained in Valera’s Form 10-K which is being filed with the SEC on or about February 22, 2007, and as may be further updated from time to time, as well as Form S-4 filed by Indevus with respect to the proposed merger discussed above. You are cautioned not to place undue reliance on these forward-looking statements. You should read Valera’s filings with the SEC, including Forms 10-K and 10-Q, the documents that Valera refers to therein and have filed as exhibits, and the Form S-4 filed by Indevus with respect to the proposed merger with the understanding that actual future results and events may be materially different from what Valera currently expects. The forward-looking statements included in this press release reflect Valera’s views and assumptions only as of the date of this press release. Except as required by law, Valera undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: April 12, 2007	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1	Press Release issued April 12, 2007.